                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.         CASE NO: 97-58435 MM
                                            --------------------------------

                                            CHAPTER 11
                                            MONTHLY OPERATING REPORT
                                            (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED                 December, 1998
                       -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                          END OF             END OF              AS OF
                                                                         CURRENT             PRIOR              PETITION
2.   ASSET/LIABILITY SUMMARY                                              MONTH              MONTH               FILING
                                                                          -----              -----               ------
       Current Assets (Market Value)                                         $140,432           $157,279            $245,867
                                                                     -----------------  -----------------   -----------------
       Total Assets (Market Value)                                         $3,440,432         $3,457,279          $5,665,985
                                                                     -----------------  -----------------   -----------------
       Current Liabilities                                                   $168,855           $178,591                  $0
                                                                     -----------------  -----------------   -----------------
       Total Liabilities                                                   $5,635,890         $5,645,626          $5,467,035
                                                                     -----------------  -----------------   -----------------

                                                                                                                    PETITION
                                                                              CURRENT             PRIOR              DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      MONTH              MONTH             MONTH END
                                                                               -----              -----             ---------
       a.  Total Receipts                                                               $0                 $0            $157,213
                                                                          -----------------  -----------------   -----------------
       b.  Total Disbursements                                                     $16,847             $2,641             $53,262
                                                                          -----------------  -----------------   -----------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             ($16,847)           ($2,641)           $103,951
                                                                          -----------------  -----------------   -----------------
       d.  Cash Balance Beginning of Month                                        $137,279           $139,920    -----------------
                                                                          -----------------  -----------------
       e.  Cash Balance End of Month (c + d)                                      $120,432           $137,279
                                                                          -----------------  -----------------
                                                                          -----------------  -----------------

4.   POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                            LIABILITIES
                                                                            -----------                            -----------
       Balance at End of Previous Month                                            $20,000                               $178,591
                                                                          -----------------                      -----------------
       Balance at End of Current Month                                             $20,000                               $168,855
                                                                          -----------------                      -----------------

5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)                                  $0
                                                                          -----------------
       Balance at End of Current Month (over 30 days)                                   $0
                                                                          -----------------

                                                                                                   YES                  NO
                                                                                                   ---                  --
6.   Are all federal, state, and local taxes current? (if no, attach schedule
     of unpaid items)                                                                        X
                                                                                             -----------------   -----------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                                     X
                                                                                             -----------------   -----------------
8.   Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and
     reason for payment, and name of payee)                                                  X
                                                                                             -----------------   -----------------
9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                         X
                                                                                             -----------------   -----------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by
     the court?                                                                              X
                                                                                             -----------------   -----------------
11.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                              N/A
                                                                                             -----------------   -----------------
12.  Are U.S. Trustee quarterly fees current?                                                X
                                                                                             -----------------   -----------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


      Date:  January 18, 1999      Richard J Redett
             ----------------      -------------------------------------------
                                               Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED           December, 1998
                                              -----------------

                                  ($         )
                                    --------

    ASSETS

                                                                              FROM SCHEDULES                   MARKET VALUE
                                                                              --------------                   ------------
         CURRENT ASSETS
 1            Cash and cash equivalents - unrestricted                                                                  $120,432
                                                                                                          -----------------------
 2            Cash and cash equivalents - restricted                                                                          $0
                                                                                                          -----------------------
 3            Accounts receivable (net)                                             A                                    $20,000
                                                                                                          -----------------------
 4            Inventory                                                             B                                         $0
                                                                                                          -----------------------
 5            Prepaid expenses                                                                                                $0
                                                                                                          -----------------------
 6            Other:
                     ----------------------------------------------------                                 -----------------------
 7
              -----------------------------------------------------------                                 -----------------------

 8                TOTAL CURRENT ASSETS                                                                                  $140,432
                                                                                                          -----------------------

         PROPERTY AND EQUIPMENT (MARKET VALUE)
 9            Real property                                                         C                                         $0
                                                                                                          -----------------------
10            Machinery and equipment                                               D                                         $0
                                                                                                          -----------------------
11            Furniture and fixtures                                                D                                         $0
                                                                                                          -----------------------
12            Office equipment                                                      D                                         $0
                                                                                                          -----------------------
13            Leasehold improvements                                                D                                         $0
                                                                                                          -----------------------
14            Vehicles                                                              D                                         $0
                                                                                                          -----------------------
15            Other:                                                                D
                     ----------------------------------------------------                                 -----------------------
16                                                                                  D
              -----------------------------------------------------------                                 -----------------------
17                                                                                  D
              -----------------------------------------------------------                                 -----------------------
18                                                                                  D
              -----------------------------------------------------------                                 -----------------------
19                                                                                  D
              -----------------------------------------------------------                                 -----------------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                                $0
                                                                                                          -----------------------

         OTHER ASSETS
21            Notes receivable-net of allowances                                                                      $3,000,000
              -----------------------------------------------------------                                 -----------------------
22            Investment-NST                                                                                            $300,000
              -----------------------------------------------------------                                 -----------------------
23            Investment-subs                                                                                                 $0
              -----------------------------------------------------------                                 -----------------------
24            Accounts receivable-intercompany net of allowances                                                              $0
              -----------------------------------------------------------                                 -----------------------

25                TOTAL OTHER ASSETS                                                                                  $3,300,000
                                                                                                          -----------------------

26                TOTAL ASSETS                                                                                        $3,440,432
                                                                                                          -----------------------
                                                                                                          -----------------------


   NOTE:
       Indicate the method used to estimate the market value of assets
       (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                         --------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                    ($      )
                                    --------


     LIABILITIES                                                               FROM SCHEDULES
         POST-PETITION                                                         --------------

            CURRENT LIABILITIES
27              Salaries and wages
                                                                                                         -----------------------
28              Payroll taxes
                                                                                                         -----------------------
29              Real and personal property taxes
                                                                                                         -----------------------
30              Income taxes
                                                                                                         -----------------------
31              Notes payable (short term)
                                                                                                         -----------------------
32              Accounts payable (trade)                                             A
                                                                                                         -----------------------
33              Real property lease arrearage
                                                                                                         -----------------------
34              Personal property lease arrearage
                                                                                                         -----------------------
35              Accrued professional fees                                                                              $168,855
                                                                                                         -----------------------
36              Current portion of long-term debt (due within 12 months)
                                                                                                         -----------------------
37              Other:
                                   ---------------------------------------------                         -----------------------
38
                   -------------------------------------------------------------                         -----------------------
39
                   -------------------------------------------------------------                         -----------------------

40              TOTAL CURRENT LIABILITIES                                                                              $168,855
                                                                                                         -----------------------

41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         -----------------------

42              TOTAL POST-PETITION LIABILITIES                                                                        $168,855
                                                                                                         -----------------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43              Secured claims                                                       E                                 $100,000
                                                                                                         -----------------------
44              Priority unsecured claims                                            E                                 $101,776
                                                                                                         -----------------------
45              General unsecured claims                                             E                               $5,265,259
                                                                                                         -----------------------

46              TOTAL PRE-PETITION LIABILITIES                                                                       $5,467,035
                                                                                                         -----------------------

47              TOTAL LIABILITIES                                                                                    $5,635,890
                                                                                                         -----------------------

   EQUITY (DEFICIT)

48                 Preferred Stock                                                                                      $80,000
                   -------------------------------------------------------------                         -----------------------
49                 Common Stock                                                                                         $28,846
                   -------------------------------------------------------------                         -----------------------
50                 Additional Paid-In Capital                                                                       $18,461,441
                   -------------------------------------------------------------                         -----------------------
51                 Accumulated Deficit                                                                             ($20,731,002)
                   -------------------------------------------------------------                         -----------------------
52          Market value adjustment                                                                                    ($34,743)
                                                                                                         -----------------------
53              TOTAL EQUITY (DEFICIT)                                                                              ($2,195,458)
                                                                                                         -----------------------


54              TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $3,440,432
                                                                                                         -----------------------
                                                                                                         -----------------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                    ($      )
                                    --------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                     ACCOUNTS           ACCOUNTS PAYABLE             PAST DUE
                                                                    RECEIVABLE          [POST PETITION]         POST PETITION DEBT
                                                                  -----------------    --------------------     ------------------
Receivables and Payables Ageings
    0 -30 Days
                                                                  -----------------    --------------------
    31-60 Days
                                                                  -----------------    --------------------
    61-90 Days                                                                                                                  $0
                                                                  -----------------    --------------------   --------------------
    91+ Days                                                               $20,000
                                                                  -----------------    --------------------
    Total accounts receivable/payable                                      $20,000                      $0
                                                                  -----------------    --------------------
                                                                                       --------------------
    Allowance for doubtful accounts
                                                                  -----------------
    Accounts receivable (net)                                              $20,000
                                                                  -----------------
                                                                  -----------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
----------------------------------                             ------------------
                                         INVENTORY(IES)        Inventory Beginning of Month
                                           BALANCE AT                                                       -----------------------
                                          END OF MONTH         Add -
                                      ---------------------

Retail/Restaurants -                                                   Net purchases
                                                                                                            -----------------------
    Product for resale                                                 Direct labor
                                      ---------------------                                                 -----------------------
                                                                       Manufacturing overhead
                                                                                                            -----------------------
Distribution -                                                         Freight in
                                                                                                            -----------------------
    Product for resale                                                 Other:
                                      ---------------------

                                                                       ------------------------             -----------------------
Manufacturer -
                                                                       ------------------------             -----------------------
    Raw materials
                                      ---------------------
    Work-in-progress                                           Less -
                                      ---------------------
    Finished goods                                                     Inventory End of Month
                                      ---------------------                                                 -----------------------
                                                                       Shrinkage
                                                                                                            -----------------------
Other -                                                                Personal Use
                                      ---------------------                                                 -----------------------
    Explain
             -----------------------
                                                               Cost of Goods Sold                                               $0
    --------------------------------                                                                        -----------------------
                                                                                                            -----------------------
         TOTAL                                          $0
                                      --------------------
                                      --------------------

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
---------------------------                                    ---------------------------

Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                        Yes             No
                            ----           ----
How often do you take a complete physical inventory?           Valuation methods -
                                                                       FIFO cost
                                                                                               --------------------
    Weekly                                                             LIFO cost
                            ----                                                               --------------------
    Monthly
                            ----                                       Lower of cost or
    Quarterly                                                              market
                            ----                                                               --------------------
    Semi-annually                                                      Retail method
                            ----                                                               --------------------
    Annually
                            ----
                                                                       Other -
                                                                                               --------------------
Date of last physical inventory was     Unknown                          Explain
                                        ---------------------

                                                                         ------------------------------------------------
Date of next physical inventory is      N/A
                                        ---------------------            ------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                            COST                     MARKET VALUE
-----------                                                                            ----                     ------------
None
--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                --------------------       -----------------------
                                                                                --------------------       -----------------------


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                            COST                     MARKET VALUE
-----------                                                                            ----                     ------------
MACHINERY & EQUIPMENT -

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                --------------------       -----------------------
                                                                                --------------------       -----------------------

FURNITURE & FIXTURES -

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                --------------------       -----------------------
                                                                                --------------------       -----------------------

OFFICE EQUIPMENT -

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                --------------------       -----------------------
                                                                                --------------------       -----------------------

LEASEHOLD IMPROVEMENTS -

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                --------------------       -----------------------
                                                                                --------------------       -----------------------

VEHICLES -

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------

--------------------------------------------------------------------            --------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                --------------------       -----------------------
                                                                                --------------------       -----------------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                      CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT                     AMOUNT (b)
-------------------------------------------                                           ------                     ----------
    Secured claims  (a)                                                                    $100,000
                                                                                --------------------       -----------------------
    Priority claims other than taxes
                                                                                --------------------       -----------------------
    Priority tax claims                                                                    $101,776
                                                                                --------------------       -----------------------
    General unsecured claims                                                             $5,265,259
                                                                                --------------------       -----------------------

    (a)      List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED December, 1998
                                            --------------
                                 $
                                  ----------------

           CURRENT MONTH
-----------------------------------------------                                             CUMULATIVE         NEXT MONTH
  ACTUAL     FORECAST    VARIANCE                                                         (CASE TO DATE)        FORECAST
  ------     --------    --------                                                         --------------       ----------
                                    REVENUES
                               $0       1      Gross Sales                                          $7,000
----------- ----------- ----------                                                         ----------------  ----------------
                               $0       2      less: Sales Returns & Allowances
----------- ----------- ----------                                                         ----------------  ----------------
                               $0       3      Net Sales                                            $7,000                $0
----------- ----------- ----------                                                         ----------------  ----------------
                               $0       4      less: Cost of Goods Sold  (Schedule 'B')            $68,271
----------- ----------- ----------                                                         ----------------  ----------------
                               $0       5      Gross Profit                                        (61,271)               $0
----------- ----------- ----------                                                         ----------------  ----------------
                               $0       6      Interest                                                $92
----------- ----------- ----------                                                         ----------------  ----------------
                                        7      Other Income:
                               $0       8      Miscellaneous                                          $996
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0       9      Insurance Settlement                               $130,000
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------

        $0           $0        $0      10           TOTAL REVENUES                                  69,817                $0
----------- ----------- ----------                                                         ----------------  ----------------


                                    EXPENSES
                               $0      11      Compensation to Owner(s)/Officer(s)
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      12      Salaries/Commissions
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      13      Management Fees
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      14      Depreciation
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      15      Taxes:
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      16           Employer Payroll Taxes
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      17           Real Property Taxes
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      18           Other Taxes
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      19      Other Selling
----------- ----------- ----------                                                         ----------------  ----------------
       $42                   ($42)     20      Other Administrative                                 $1,777
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      21      Write-off Investment Subs                          $112,618
----------- ----------- ----------                                                         ----------------  ----------------
                                       22      Other Expenses:
                               $0      23      Storage Rental                                       $3,251
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0      24      Accounting                                           $1,510
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
      $100                  ($100)     25      Press Release                                          $725
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0      26      Telecommunications                                   $5,015
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
      $464                  ($464)     27      SEC Reporting                                        $5,870
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0      28      Litigation Costs                                     $1,193
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0      29      Write-off of Accounts Receivable                    $55,156
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0      30      Writedown of Notes Receivable                    $2,000,000
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------

      $606           $0     ($606)     31           TOTAL EXPENSES                              $2,187,115                $0
----------- ----------- ----------                                                         ----------------  ----------------

     ($606)          $0     ($606)     32 SUBTOTAL                                             ($2,117,298)               $0
----------- ----------- ----------                                                        ----------------  ----------------

                                          REORGANIZATION ITEMS
    $6,505                ($6,505)     33      Professional Fees                                  $276,931
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      34      Provisions for Rejected Executory Contracts
----------- ----------- ----------                                                         ----------------  ----------------
                                               Interest Earned on Accumulated Cash
                               $0      35           Resulting from Chp 11 Case
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      36      Gain or (Loss) from Sale of Equipment                $4,592
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      37      US Trustee Fees                                      $1,250
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------
                               $0      38      Gain or (Loss) from Sale of Investments
----------- ----------- ----------             ----------------------------------------    ----------------  ----------------

    $6,505           $0   ($6,505)     39           TOTAL REORGANIZATION ITEMS                    $273,589                $0
----------- ----------- ----------                                                         ----------------  ----------------

   ($7,111)          $0   ($7,111)     40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES       ($2,390,887)               $0
----------- ----------- ----------                                                         ----------------  ----------------
                               $0      41      Federal & State Income Taxes
----------- ----------- ----------                                                         ----------------  ----------------

   ($7,111)          $0   ($7,111)     42 NET PROFIT (LOSS)                                    ($2,390,887)               $0
----------- ----------- ----------                                                         ----------------  ----------------
----------- ----------- ----------                                                         ----------------  ----------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/-10% ONLY)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED December, 1998
                                         -----------------


CASH BALANCE BEGINNING OF MONTH                                                                                    $137,279
                                                                                                       ---------------------

CASH RECEIPTS  (1)                                                                                                       $0
                                                                                                       ---------------------

CASH DISBURSEMENTS  (1)                                                                                             $16,847
                                                                                                       ---------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                 ($16,847)
                                                                                                       ---------------------

CASH BALANCE END OF MONTH                                                                                          $120,432
                                                                                                       ---------------------
                                                                                                       ---------------------

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                          ACCOUNT 1                ACCOUNT 2                ACCOUNT 3
                                                          ---------                ---------                ---------
BANK                                                Wells Fargo
                                                    ----------------------   ----------------------    ---------------------
ACCOUNT TYPE                                        Checking
                                                    ----------------------   ----------------------    ---------------------
ACCOUNT NO.                                         0114-458243
                                                    ----------------------   ----------------------    ---------------------
ACCOUNT PURPOSE                                     General
                                                    ----------------------   ----------------------    ---------------------

BALANCE, END OF MONTH                                            $120,432
                                                    ----------------------   ----------------------    ---------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                             $120,432
                                                    ----------------------
                                                    ----------------------

(1) Excluding bank transfers between your accounts.